PIMCO Funds

Supplement dated August 26, 2022 to the

Quantitative Strategies Prospectus dated August 1, 2022,

as supplemented from time to time (the “Prospectus”)

and to the Statement of Additional Information dated August 1, 2022,

as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”)

Effective September 26, 2022, the “Characteristics and Risks of Securities and Investment Techniques—Derivatives” section in the Prospectus is supplemented with the following:

Any investment in cash-settled bitcoin futures is subject to the risk that the value of bitcoin (and therefore, the price of bitcoin futures), like the value of other cryptocurrencies, is not backed by any government, corporation, or other identified body. Cryptocurrency is a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of any Fund exposure to bitcoin through investments in bitcoin futures.

In addition, effective September 26, 2022, the “Derivative Instruments—Futures Contracts and Options on Futures Contracts” section of the SAI is supplemented with the following:

Bitcoin Cash Settled Futures. PIMCO TRENDS Managed Futures Strategy Fund may invest in cash settled futures based on bitcoin that are traded on futures exchanges registered with the CFTC. To the extent the Fund invests in bitcoin futures, it generally expects to do so through its Subsidiary. Investments in bitcoin futures provides exposure to bitcoin.

Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Bitcoin is a digital asset whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the bitcoin network (commonly referred to as the bitcoin protocol). The value of bitcoin, like the value of other cryptocurrencies, is not backed by any government, corporation, or other identified body. Cryptocurrency is a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of any Fund exposure to bitcoin through its investment in bitcoin futures.

Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction.

Factors affecting the further development of cryptocurrency include, but are not limited to: continued worldwide growth or possible cessation or reversal in the adoption and use of cryptocurrency and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A breach or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and or value of, other cryptocurrencies.

In addition to the risks of investment in bitcoin discussed below, futures contracts based on bitcoin are also subject to the risks otherwise applicable to derivatives, in particular those discussed in “Risks Associated with Futures and Futures Options.”

The value of the Fund’s investment exposure to bitcoin is subject to fluctuations in the value of bitcoin, which has been and may in the future be highly volatile, and could result in losses to the Fund. The value of bitcoin is determined by the supply and demand for bitcoin in the global market for the trading of bitcoin, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies.

Regulatory changes or actions may alter the nature of an investment in bitcoin futures or restrict the use of bitcoin or the operations of the bitcoin network or exchanges on which bitcoin trades in a manner that adversely affects the price of bitcoin futures, which could adversely impact the Fund and necessitate the payment of large daily variation margin payments to settle the Fund’s losses.

The Fund’s investment in bitcoin futures may involve illiquidity risk, as bitcoin futures are not as heavily traded as other futures given that the bitcoin futures market is relatively new. In addition, exchanges on which bitcoin futures are traded and their related clearinghouses and the Fund’s FCMs generally require the Fund to maintain relatively high levels of initial margin at the clearinghouse and FCM in connection with bitcoin futures. Initial margin requirements will increase if the Fund’s bitcoin futures investments increase in value.

Exchanges on which bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for the Fund’s bitcoin futures) have experienced, and may in the future experience, technical and operational issues, making bitcoin prices unavailable at times. In addition, the cash market in bitcoin has been the target of fraud and manipulation, which could affect the pricing of bitcoin futures contracts.

In addition, bitcoin and bitcoin futures have generally exhibited significant price volatility relative to traditional asset classes. Bitcoin futures may also experience significant price volatility as a result of the market fraud and manipulation noted above.

Cryptocurrencies, such as bitcoin, trade on exchanges, which are largely unregulated and, therefore, are more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies, such as the CFTC-registered exchange(s) on which cash settled bitcoin futures trade. Cryptocurrency exchanges have in the past, and may in the future, cease operating temporarily or even permanently, resulting in the potential loss of users’ cryptocurrency or other market disruptions. Cryptocurrency exchanges are more exposed to the risk of market manipulation than exchanges for traditional assets. Cryptocurrency exchanges that are regulated typically must comply with minimum net capital, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, many cryptocurrency exchanges lack certain safeguards established by traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of cryptocurrencies on exchanges may be subject to larger and more frequent sudden declines than assets traded on traditional exchanges. In addition, cryptocurrency exchanges are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of bitcoin and other cryptocurrencies. A cyber or other security breach or a business failure of a cryptocurrency exchange or custodian may affect the price of a particular cryptocurrency or cryptocurrencies generally, which may also affect the price of bitcoin futures in which the Fund may invest. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of bitcoin.

Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact the Fund’s investment in bitcoin futures. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency, and any futures contracts thereon, would likely be adversely affected.

Many significant aspects of the tax treatment of investments in cryptocurrency are uncertain, and investment in bitcoin futures would produce income that if directly earned by a regulated investment company, like the Fund, would likely be treated as non-qualifying income for purposes of the income test applicable to regulated investment companies. Accordingly, the Fund generally expects to invest in bitcoin futures through its Subsidiary, which is designed to produce qualifying income for purposes of the foregoing income test.

It is unclear what guidance on the treatment of digital assets for U.S. federal, state and local income tax purposes may be issued in the future. Because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets. Any future guidance on the treatment of digital assets for federal, state or local tax purposes could result in adverse tax consequences for investors in the Fund and could have an adverse effect on the value of bitcoin.

Investors Should Retain This Supplement for Future Reference

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